February 27, 1998



Dear Valued Customer:

Enclosed are year-end annual reports for the 14 investment subaccounts supporting your Century II variable contract. While reviewing this current information, keep in mind that your variable contract is part of a long-term financial plan designed to work for you over many years.

You, like others, have recognized the importance of including a Kansas City Life Variable product in your overall financial planning. That's evidenced by the 353 percent increase in sales during 1997. Assets under management on December 31, 1997, increased 317 percent over year-end 1996. Even though variable products are a recent addition to Kansas City Life, they now represent 47 percent of all new first year premiums.

Financial markets in the U.S. continued to advance during 1997 as a result of steady economic growth, continuing low inflation and low interest rates. Even with the recent economic upheaval in Asia, overall global trends have shown positive growth and low inflation. However, it's important to keep focused on diversifying and allocating assets based on your goals and tolerance for risk.

I would like to take this opportunity to recap some other 1997 highlights:

In May, we enhanced our variable products by adding three subaccounts from Dreyfus, a well-known investment management company. They are: (1) Capital Appreciation Portfolio, a large-cap growth stock account; (2) Small Cap Portfolio; and (3) Stock Index Fund, a fund that seeks to track the Standard & Poor's 500 Composite Stock Price Index.

In August, Kansas City Life introduced a Survivorship Variable Universal Life product that insures two people, pays at the second death and is commonly used for funding estate taxes. If you have a need for this type of product, contact your registered representative for a prospectus and additional information.

If you have questions about these reports or your Century II variable contract, please call your registered representative or Kansas City Life at 1-800-616-3670. You also may obtain policy and billing information 24 hours a day, 7 days a week by calling 1-800-572-2467.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

Sincerely,


/s/ W. E. Bixby


W. E. Bixby, President

Securities offered through Sunset Financial Services, Inc., 3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC.